UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

ROCKET LAB CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2026, Rocket Lab Corporation, a Delaware corporation (“Rocket Lab”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 28, 2026, with Iridium Communications Inc., a Delaware corporation (“Iridium”), Ion Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Rocket Lab (“Merger Sub I”), and Ion Merger Sub II, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Rocket Lab (“Merger Sub II”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub I will merge with and into Iridium (the “First Merger”), with Iridium continuing as the surviving corporation and an indirect wholly owned subsidiary of Rocket Lab, and subject to certain specified conditions provided in the Merger Agreement being satisfied, following the First Merger, the surviving corporation in the First Merger will merge with and into Merger Sub II (together with the First Merger, the “Transaction”), with Merger Sub II continuing as the surviving entity.

The purpose of this Current Report on Form 8-K is to file (a) the Financial Information (as defined below) and (b) the consent of KPMG LLP, Iridium’s independent registered public accounting firm, included as Exhibit 23.1 to this Current Report on Form 8-K (the “Consent”), and to allow such Financial Information and Consent to be incorporated by reference into the registration statements identified in the Consent and previously filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.*

*Note: Business has not yet been acquired. Financial statements are provided in connection with a pending business combination.

The audited consolidated financial statements of Iridium as of December 31, 2025 and 2024 and for each of the years in the three-year period ended December 31, 2025, and the related notes, including the reports of KPMG LLP, are included in Iridium’s Annual Report on Form 10-K for the year ended December 31, 2025, filed by Iridium with the SEC on February 12, 2026, and are incorporated herein by reference as Exhibit 99.1 hereto (the “Iridium Audited Financial Information”).

The unaudited condensed consolidated financial statements of Iridium as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025, and the related notes, are included in Iridium’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed by Iridium with the SEC on July 22, 2026, and are incorporated herein by reference as Exhibit 99.2 hereto (the “Iridium Unaudited Financial Information” and, together with the Iridium Audited Financial Information, the “Iridium Financial Information”).

(b) Pro Forma Financial Information.**

**Note: Business has not yet been acquired. Pro forma financial information is provided in connection with a pending business combination.

In connection with the Transaction, Rocket Lab is providing the unaudited pro forma condensed combined financial statements of Rocket Lab reflecting the Transaction and the related notes, consisting of an unaudited pro forma condensed combined balance sheet as of June 30, 2026 and unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the six months ended June 30, 2026 and the year ended December 31, 2025, which are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein (the “Pro Forma Financial Information” and, together with the Iridium Financial Information, the “Financial Information”).

(d) Exhibits.

The following exhibits are being filed herein.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Iridium Communications Inc.

99.1	Audited consolidated financial statements of Iridium Communications Inc. as of December 31, 2025 and 2024 and for each of the years in the three-year period ended December 31, 2025, and the related notes, including the report of KPMG LLP (incorporated by reference from Iridium Communications Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 12, 2026, File No. 001-33963)

99.2	Unaudited condensed consolidated financial statements of Iridium Communications Inc. as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025, and the related notes (incorporated by reference from Iridium Communications Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on July 22, 2026, File No. 001-33963)

99.3	Unaudited pro forma condensed combined financial statements of Rocket Lab Corporation as of June 30, 2026 and for the six months ended June 30, 2026 and the year ended December 31, 2025, and the related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction involving Rocket Lab and Iridium. In connection with the proposed transaction, Rocket Lab has filed with the SEC a Registration Statement on Form S-4 that includes the proxy statement of Iridium that will also constitute a prospectus of Rocket Lab, but which is not yet effective. When the proxy statement/prospectus is finalized, it will be sent to the stockholders of Iridium seeking their approval of certain transaction-related proposals. This communication is not a substitute for the proxy statement/prospectus or any other documents which Rocket Lab or Iridium may file with the SEC in connection with the proposed transaction.

Rocket Lab may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell any securities, are not soliciting an offer to buy any securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

ROCKET LAB AND IRIDIUM URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Rocket Lab (when they become available) may be obtained free of charge on Rocket Lab’s website at https://investors.rocketlabcorp.com/financial-information/sec-filings or by contacting Rocket Lab’s Investor Relations Department at investors@rocketlabusa.com. Copies of documents filed with the SEC by Iridium (when they become available) may be obtained free of charge on Iridium’s website at https://investor.iridium.com/sec-filings by contacting Iridium’s Investor Relations Department at investor.relations@iridium.com.

Participants in the Solicitation

Robert H. Niehaus, Louis M. Alterman, Thomas C. Canfield, Matthew J. Desch, Thomas J. Fitzpatrick, L. Anthony Frazier, Suzanne E. McBride, Eric T. Olson, Kay N. Sears, Monique S. Shivanandan and Jacqueline E. Yeaney, all of whom are members of Iridium’s board of directors, and Vincent J. O’Neill, Iridium’s chief financial officer, may be considered participants in Iridium’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the preliminary proxy statement/prospectus filed with the SEC on Augest 13, 2026. Rocket Lab may also be deemed to be a participant in Iridium’s solicitation; information regarding Rocket Lab is included in the preliminary proxy statement/prospectus filed with the SEC on Augest 13, 2026. Copies of these documents may be obtained, free of charge, from the SEC or Iridium as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining stockholder and regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Iridium of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	August 13, 2026	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer